2 S E C O N D Q U A R TE R 2023 E A R N IN G S REGARDING FORWARD-LOOKING STATEMENTS CAUTIONARY STATEMENT Certain statements are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that does not directly relate to any historical or current fact and include, but are not limited to (1) guidance and expectations, including statements regarding expected operating margins, comparable sales, effective tax rates, interest income, net income, diluted earnings per share, cash tax refunds, liquidity, EBITDA, free cash flow, eCommerce demand, and capital expenditures, (2) statements regarding expected store openings, store closures, store conversions, and gross square footage, (3) statements regarding the Company's strategy, plans, and initiatives, including, but not limited to, results expected from such strategy, plans, and initiatives, (4) statements regarding the Company’s workforce reduction and other cost reduction actions, including, but not limited to, charges associated with the workforce reduction and the financial benefits (and the timing of the realization of such benefits) expected from such actions, and (5) the anticipated benefits or effects of the Bonobos acquisition, including statements regarding operating results, financial efficiencies, operational synergies, and our plans, objectives, expectations and intentions related to the acquired assets. You can identify these forward-looking statements by the use of words in the future tense and statements accompanied by words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads” or the negative version of these words or other comparable words. Forward- looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, and significant contingencies, many of which are beyond the Company's control. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are (1) changes in consumer spending and general economic conditions; (2) the duration and severity of ongoing negative macroeconomic conditions caused by the COVID-19 pandemic and their future impact on our business operations, financial condition, liquidity and cash flow; (3) geopolitical risks, including impacts from the ongoing conflict between Russia and Ukraine and increased tensions between China and Taiwan; (4) our ability to operate our business efficiently, manage capital expenditures and costs, and obtain financing when required; (5) our ability to identify and respond to new and changing fashion trends, customer preferences, and other related factors including selling through inventory at an appropriate price; (6) fluctuations in our sales, results of operations, and cash levels on a seasonal basis and due to a variety of other factors, including our product offerings relative to customer demand, the mix of merchandise we sell, promotions, inventory levels, and sales mix between stores and eCommerce; (7) customer traffic at malls, shopping centers, and at our stores; (8) competition from other retailers; (9) our dependence on a strong brand image; (10) our ability to adapt to changing consumer behavior and develop and maintain a relevant and reliable omni-channel experience for our customers, including our efforts to optimize our omni-channel platform through our partnership with WHP Global; (11) the failure or breach of information systems upon which we rely; (12) our ability to protect customer data from fraud and theft; (13) our dependence upon third parties to manufacture all of our merchandise; (14) changes in the cost of raw materials, labor, and freight; (15) labor shortages and supply chain disruption; (16) our dependence upon key executive management; (17) our ability to execute our growth strategy, EXPRESSway Forward, including, but not limited to, engaging our customers and acquiring new ones, executing with precision to accelerate sales and profitability, creating great product and reinvigorating our brand; (18) our substantial lease obligations; (19) our reliance on third parties to provide us with certain key services for our business; (20) impairment charges on long-lived assets; (21) claims made against us resulting in litigation or changes in laws and regulations applicable to our business; (22) our inability to protect our trademarks or other intellectual property rights which may preclude the use of our trademarks or other intellectual property around the world; (23) restrictions imposed on us under the terms of our current credit facility, including asset based requirements related to inventory levels, ability to make additional borrowings, and restrictions on the ability to effect share repurchases; (24) our inability to maintain compliance with covenants in our current credit facility; (25) changes in tax requirements, results of tax audits, and other factors including timing of tax refund receipts, that may cause fluctuations in our effective tax rate; (26) changes in tariff rates; (27) natural disasters, extreme weather, public health issues, including pandemics, fire, acts of terrorism or war and other events that cause business interruption, (28) risks related to our strategic partnership with WHP Global; (29) our ability to realize the expected strategic and financial benefits of the Bonobos acquisition; (30) our failure to regain compliance with the continued listing requirements of the New York Stock Exchange, or any future failure to meet those requirements; and (31) the financial and other effects of our workforce reduction and other cost reduction actions, including our inability to realize the benefits from such actions within the anticipated timeframe. These factors should not be construed as exhaustive and should be read in conjunction with the additional information concerning these and other factors in Express, Inc.'s filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law.

EXPR (EXPRESS, INC.) TIMELINE

EXPRESS BRAND PROFILE

Established fashion brand grounded in style, quality, versatility and value.



A brand with a purpose to create confidence & inspire self-expression

Powered by a styling community


EXPRESS

Fully integrated & omnichannel

Express.com

336[1] Express Retail stores

194 Express Factory Outlet Stores



295 million annual visits

YTD 2023 Net Sales Mix[2,3]

73% Retail stores & eCommerce

27% Express Factory Outlet stores

[1] As of July 29, 2023 (Express store count includes 11 Express Edit stores)

[2] Excludes "other revenue" of $25.7 million

[3] Excludes Bonobos sales of $39.1 million

SECOND QUARTER 2023 EARNINGS

EXPR

4

BONOBOS BRAND PROFILE

An innovative menswear company like no other growth engine for EXPR.



Digitally native brand
Founded on fit
Affluent & loyal customer


BONOBOS

Bonobos.com
60 Guideshops
Premium wholesale partners



2Q23 post-acquisition net sales above expectations

2023 Expectations
Post-acquisition net sales ~$150 million
Accretive to operating income
Positive free cash flow

SECOND QUARTER 2023 EARNINGS
EXPR
5

6 SECO N D Q U A RTER 2023 E A R N IN G S Digitally native brand Striving to use more & more sustainable fabrics while giving generously to those in need Upwest.com 11 brick & mortar stores Wholesale UPWEST BRAND PROFILE A startup lifestyle brand with mission to provide comfort for people and planet.

SECOND QUARTER 2023 FINANCIAL RESULTS

Q2 2023 RESULTS SUMMARY

Second quarter EXPR net sales and diluted loss per share were within the ranges of its previously announced outlook. Comparable sales for the Express brand were consistent with the first quarter in total, however, the brand drove sequential improvement in comparable sales as the quarter progressed and this sequential improvement has continued into August.

- Consolidated net sales decreased 6%. Express brand comparable sales declined 14%
- Gross margin decreased 1,000 basis points, including 310 basis points of royalty expense related to the joint venture with WHP Global
- SG&A expenses as a percent of net sales delevered 280 basis points
- Net loss per diluted share of $11.79
- Inventory increase of 20% driven primarily by the acquired Bonobos inventory

Reverse Stock Split

- 1-for-20 reverse stock split retroactively decreased shares outstanding from 74.9 million to 3.7 million.
- Diluted loss per share outlook of $0.50 to $0.60 was recast to $10.00 to $12.00.
- Diluted loss per share of $11.79 was within this range
- Adjusted diluted loss per share of $9.05[1] was favorable to this range as a result of the exclusion of certain restructuring charges, acquisition-related and integration costs and a non-cash impairment charge.

SECOND QUARTER 2023 EARNINGS EXPR

8

1. *Adjusted diluted loss per share are non-GAAP financial measures. Refer to pages 17-19 for information about these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measures.*

9 S E C O N D Q U A R TE R 2023 E A R N IN G S The Company is continuing to conduct a comprehensive review of its business model to identify actions that are expected to meaningfully reduce pre-tax costs and enable a more efficient and effective organization and has engaged external advisors to assist in this effort. The Company has a stated goal to deliver over $200 million in annualized savings by 2025 versus 2022. • In May 2023, the Company announced it had identified and implemented $65 million of annualized cost reductions for fiscal 2023 versus fiscal 2022. • In August 2023, the Company announced an additional $15 million of savings for a total of $80 million in annualized cost reductions identified and implemented for fiscal 2023. Also in August 2023, the Company announced and implemented a workforce reduction which is expected to generate approximately $30 million in annualized savings. The Company's outlook for the third quarter and full year 2023 includes the pro rata impact of that workforce reduction. • In addition, the Company announced that $120 million in annualized expense reductions for fiscal 2024 versus 2022 had been identified and implemented, which are inclusive of the savings effectuated for fiscal 2023. • In addition, the Company is also aggressively pursuing at least $50 million in gross margin expansion opportunities by leveraging efficiencies in sourcing, production and the supply chain. EXPENSE REDUCTION INITIATIVES

10 S E C O N D Q U A R TE R 2023 E A R N IN G S The Company secured a $65 million term loan which enhances our liquidity and allows us to continue to invest appropriately in our business. • On September 5, 2023, the Company entered into a definitive loan agreement with ReStore Capital for a $65 million first-in-last-out asset-based term loan, receiving $32.5 million in gross proceeds upon entering into the agreement, with the remaining $32.5 million to be received on or before September 13, 2023 • The term loan will bear interest at a variable rate based on the Secured Overnight Financing Rate (“SOFR”) plus an applicable margin of 10.00%. • The term loan will mature on the earlier of (a) November 26, 2027 and (b) the date of termination of the commitments under the ABL Credit Agreement. NEW TERM LOAN

11 S E C O N D Q U A R TE R 2023 E A R N IN G S Q2 2023 FINANCIAL PERFORMANCE 1. EBITDA is a non-GAAP financial measure. Refer to pages 17-19 for information about this non-GAAP financial measure and a reconciliation to the most directly comparable GAAP financial measure. $435M Net Sales $40M Operating (Loss) Income $(25)M EBITDA1 (In Millions) $465 $435 Q2 2022 Q2 2023 (In Millions) $10 $(40) Q2 2022 Q2 2023 (In Millions) $26 $(25) Q2 2022 Q2 2023

12 S E C O N D Q U A R TE R 2023 E A R N IN G S INVENTORY AND OPERATING CASH FLOW (In Millions) $346 $416 Q2 2022 Q2 2023 (In Millions) $(61) $(61) 2022 YTD 2023 YTD Inventory Operating Cash Flow

2023 OUTLOOK SECOND QUARTER 2023

2023 OUTLOOK

The Company's outlook remains unchanged and takes into consideration the persistently challenging macroeconomic and retail apparel environments, including reduced consumer spending and increased price sensitivity in discretionary categories.

Third Quarter 2023[1]

- Net sales of approximately $460 million to $490 million, including approximately $50 million in Bonobos net sales
- Gross margin rate to decrease approximately 200 basis points, including approximately 300 basis points of royalty expense related to the joint venture with WHP, and a positive approximately 300 basis point benefit from Bonobos
- SG&A expenses as a percent of net sales to leverage approximately 275 basis points, including approximately 150 basis point deleverage from Bonobos
- Net interest expense of $6 million
- Effective tax rate of essentially zero percent
- Diluted loss per share of $5.50 to $7.50
- Consolidated inventory to increase by low-double digits with the addition of Bonobos

Full Year 2023[2]

- Net sales of approximately $1.9 billion to $2.0 billion, including approximately $150 million in Bonobos net sales
- Net interest expense of $20 million
- Effective tax rate of essentially zero percent
- Diluted loss per share of $30.00 to $34.00
- Capital expenditures of approximately $25 million

1. *Third quarter of 2023 compared to the third quarter of 2022*
2. *Full year 2023 compared to full year 2022*

SECOND QUARTER 2023 EARNINGS
EXPR
14

15 S E C O N D Q U A R TE R 2023 E A R N IN G S PROJECTED 2023 REAL ESTATE ACTIVITY Second Quarter 2023 - Actual July 29, 2023 - Actual Company-Operated Stores Opened Closed Store Count Gross Square Footage Retail Stores — (2) 325 Outlet Stores — (1) 194 Express Edit Stores 1 — 11 UpWest Stores 1 (3) 11 Bonobos Guideshops — — 60 TOTAL 2 (6) 601 4.6 million Third Quarter 2023 - Projected October 28, 2023 - Projected Company-Operated Stores Opened Closed Store Count Gross Square Footage Retail Stores — — 325 Outlet Stores 1 (1) 194 Express Edit Stores — — 11 UpWest Stores 2 — 13 Bonobos Guideshops — — 60 TOTAL 3 (1) 603 4.6 million Full Year 2023 - Projected February 3, 2024 - Projected Company-Operated Stores Opened Closed Store Count Gross Square Footage Retail Stores — (10) 322 Outlet Stores 1 (5) 194 Express Edit Stores 1 — 11 UpWest Stores 3 (4) 12 Bonobos Guideshops — (2) 60 TOTAL 5 (21) 599 4.5 million

NON-GAAP RECONCILIATIONS SECOND QUARTER 2023

17 S E C O N D Q U A R TE R 2023 E A R N IN G S CAUTIONARY STATEMENT REGARDING NON-GAAP FINANCIAL MEASURES This presentation contains references to adjusted diluted earnings per share (EPS) and earnings before interest, taxes, and depreciation and amortization (EBITDA), which are non-GAAP financial measures. These measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles (GAAP) included in Express, Inc.’s filings with the Securities and Exchange Commission and may differ from similarly titled measures used by others. Please refer to slide 18 in this presentation for additional information and reconciliation of Adjusted Diluted EPS to the most directly comparable financial measure calculated in accordance with GAAP and slide 19 for additional information and reconciliation of EBITDA to the most directly comparable financial measure calculated in accordance with GAAP. Management believes that Adjusted Diluted EPS provides useful information because it excludes items that may not be indicative of or are unrelated to our underlying business results, and may provide a better baseline for analyzing trends in our underlying business. In addition, Adjusted Diluted EPS and EBITDA are used as a performance measures in our long-term executive compensation program for purposes of determining the number of equity awards that are ultimately earned. EBITDA is also a metric used in our short-term cash incentive compensation plan. These non-GAAP financial measures reflect an additional way of viewing the Company's operations that, when viewed with the GAAP results and the following reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of our business. Management strongly encourages investors and stockholders to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

Q2 & FY 2023 ADJUSTED DILUTED EPS

(in thousands, except per share amounts)	Thirteen Weeks Ended July 29, 2023 Operating Loss	Income Tax Impact[a]	Net Loss	Diluted Earnings per Share	Weighted Average Diluted Shares Outstanding[e]
Reported GAAP Measure	$ (39,571)		$ (44,056)	$ (11.79)	3,737
Impact of restructuring[b]	4,658	—	4,658	1.25	
Acquisition-related and integration costs[c]	4,595	—	4,595	1.23	
Impairment of property, equipment and lease assets[d]	996	—	996	0.27	
Adjusted Non-GAAP Measure	$ (29,322)		$ (33,807)	$ (9.05)	

(in thousands, except per share amounts)	Twenty-Six Weeks Ended July 29, 2023 Operating Loss	Income Tax Impact[a]	Net Loss	Diluted Earnings per Share	Weighted Average Diluted Shares Outstanding[e]
Reported GAAP Measure	$ (109,686)		$ (117,483)	$ (31.62)	3,715
Impact of restructuring[b]	4,658	—	4,658	1.25	
Acquisition-related and integration costs[c]	4,595	—	4,595	1.24	
Impairment of property, equipment and lease assets[d]	996	—	996	0.27	
Adjusted Non-GAAP Measure	$ (99,437)		$ (107,234)	$ (28.87)	

a. Items tax effected at the applicable deferred or statutory rate offset by the recording of a non-cash valuation allowance.

b. Represents restructuring charges primarily related to employee severance and benefits of which $2.7 million was recorded in cost of goods sold, buying and occupancy costs and $2.0 million was recorded in selling, general and administrative expenses in the unaudited Consolidated Statements of Income and Comprehensive Income.

c. Represents acquisition-related and integration costs incurred in connection with the acquisition of Bonobos, which were recorded in selling, general and administrative expenses in the unaudited Consolidated Statements of Income and Comprehensive Income.

d. Represents a non-cash impairment charge taken against certain long-lived store related assets and right of use assets, which was recorded in cost of goods sold, buying and occupancy costs in the unaudited Consolidated Statements of Income and Comprehensive Income.

e. Share amount has been retrospectively adjusted to reflect the Company's 1-for-20 reverse stock split which was effected after the close of market on August 30, 2023.

SECOND QUARTER 2023 EARNINGS
EXPR
18

19 S E C O N D Q U A R TE R 2023 E A R N IN G S Q2 2023, FY 2023 AND 2022 EBITDA Thirteen Weeks Ended Twenty-Six Weeks Ended (in thousands) July 29, 2023 July 30, 2022 July 29, 2023 July 30, 2022 Net (loss) income $ (44,056) $ 7,036 $ (117,483) $ (4,878) Interest expense, net 3,874 3,800 6,817 7,294 Income tax expense (benefit) 611 252 980 (231) Depreciation and amortization 14,875 14,477 29,121 29,213 EBITDA (Non-GAAP Measure) $ (24,696) $ 25,565 $ (80,565) $ 31,398

Greg Johnson VP, Investor Relations (614) 474-4890 INVESTOR CONTACT